UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12

GLEACHER & COMPANY, INC.
(Name of Registrant as Specified In Its Charter)
MatlinPatterson FA Acquisition LLC
MatlinPatterson LLC
MatlinPatterson PE Holdings LLC
MP II Preferred Partners L.P.
MP Preferred Partners GP LLC
David J. Matlin
Mark R. Patterson
Christopher R. Pechock
Carl W. McKinzie
Jaime Lifton
Edwin M. Banks
Keith B. Hall
Nasir A. Hasan
Marshall Cohen
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒           No fee required.

☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies: N/A

2)	Aggregate number of securities to which transaction applies: N/A

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

4)	Proposed maximum aggregate value of transaction: N/A

5)	Total fee paid: N/A

☐           Fee paid previously with preliminary materials.

☐           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid: N/A

2)	Form, Schedule or Registration Statement No.: N/A

3)	Filing Party: N/A

4)	Date Filed: N/A

On February 25, 2013, MatlinPatterson FA Acquisition LLC and related persons (collectively, the “Reporting Persons”) filed Amendment No. 10 to their Schedule 13D relating to Gleacher & Company, Inc., a copy of which is filed herewith as Exhibit 1.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY THE REPORTING PERSONS FROM THE STOCKHOLDERS OF THE ISSUER FOR USE AT ITS 2013 ANNUAL MEETING IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. IF AND WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF THE ISSUER AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 13D

(Rule 13d-101)

Under the Securities Exchange Act of 1934

(AMENDMENT NO. 10)

INFORMATION TO BE INCLUDED IN STATEMENTS FILED PURSUANT TO RULE 13d-1(a) AND AMENDMENTS THERETO FILED PURSUANT TO RULE 13d-2(a)*

GLEACHER & COMPANY, INC.

(Name of Issuer)

COMMON STOCK, PAR VALUE $0.01 PER SHARE

(Title of Class of Securities)

377341 10 2

(CUSIP Number)

Robert H. Weiss

General Counsel

MatlinPatterson Global Advisers LLC

520 Madison Avenue

New York, New York 10022

Telephone: (212) 651-9525

(Name, Address and Telephone Number of Person Authorized

to Receive Notices and Communications)

February 23, 2013

(Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of ss.ss.240.13d-l(e), 240.13d-l(f) or 240.13d-l(g), check the following box ☐

Note: Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See ss. 240.13d-7 for other parties to whom copies are to be sent.

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act") or otherwise subject to the liabilities of that section of the Exchange Act but shall be subject to all other provisions of the Exchange Act (however, see the Notes).

CUSIP NO. 377341 10 2

SCHEDULE 13D

1.	NAME OF REPORTING PERSON
S.S. OR I.R.S IDENTIFICATION NO. OF ABOVE PERSON

MatlinPatterson FA Acquisition LLC
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
(a) ☐
(b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS

AF, WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION

Delaware

	7	SOLE VOTING POWER
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH
-0-
	8	SHARED VOTING POWER

35,568,261
	9	SOLE DISPOSITIVE POWER

-0-
	10	SHARED DISPOSITIVE POWER

35,568,261

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

35,568,261
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

28.6%
14	TYPE OF REPORTING PERSON

PN

2

CUSIP NO. 377341 10 2

SCHEDULE 13D

1.	NAME OF REPORTING PERSON
S.S. OR I.R.S IDENTIFICATION NO. OF ABOVE PERSON

MP II Preferred Partners L.P.
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
(a) ☐
(b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS

AF, OO
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION

Cayman Islands

	7	SOLE VOTING POWER
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH
-0-
	8	SHARED VOTING POWER

35,568,261
	9	SOLE DISPOSITIVE POWER

-0-
	10	SHARED DISPOSITIVE POWER

35,568,261

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

35,568,261
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

28.6%
14	TYPE OF REPORTING PERSON

PN

3

CUSIP NO. 377341 10 2

SCHEDULE 13D

1.	NAME OF REPORTING PERSON
S.S. OR I.R.S IDENTIFICATION NO. OF ABOVE PERSON

MatlinPatterson PE Holdings LLC
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
(a) ☐
(b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS

AF, WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION

Delaware

	7	SOLE VOTING POWER
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH
-0-
	8	SHARED VOTING POWER

35,568,261
	9	SOLE DISPOSITIVE POWER

-0-
	10	SHARED DISPOSITIVE POWER

35,568,261

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

35,568,261
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

28.6%
14	TYPE OF REPORTING PERSON

HC

4

CUSIP NO. 377341 10 2

SCHEDULE 13D

1.	NAME OF REPORTING PERSON
S.S. OR I.R.S IDENTIFICATION NO. OF ABOVE PERSON

MatlinPatterson LLC
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
(a) ☐
(b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS

AF, WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION

Delaware

	7	SOLE VOTING POWER
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH
-0-
	8	SHARED VOTING POWER

35,568,261
	9	SOLE DISPOSITIVE POWER

-0-
	10	SHARED DISPOSITIVE POWER

35,568,261

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

35,568,261
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

28.6%
14	TYPE OF REPORTING PERSON

HC

5

CUSIP NO. 377341 10 2

SCHEDULE 13D

1.	NAME OF REPORTING PERSON
S.S. OR I.R.S IDENTIFICATION NO. OF ABOVE PERSON

David J. Matlin
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
(a) ☐
(b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS

AF, WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION

United States

	7	SOLE VOTING POWER
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH
-0-
	8	SHARED VOTING POWER

35,568,261
	9	SOLE DISPOSITIVE POWER

-0-
	10	SHARED DISPOSITIVE POWER

35,568,261

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

35,568,261
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

28.6%
14	TYPE OF REPORTING PERSON

IN

6

CUSIP NO. 377341 10 2

SCHEDULE 13D

1.	NAME OF REPORTING PERSON
S.S. OR I.R.S IDENTIFICATION NO. OF ABOVE PERSON

Mark R. Patterson
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
(a) ☐
(b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS

AF, WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION

United States

	7	SOLE VOTING POWER
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH
-0-
	8	SHARED VOTING POWER

35,568,261
	9	SOLE DISPOSITIVE POWER

-0-
	10	SHARED DISPOSITIVE POWER

35,568,261

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

35,568,261
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

28.6%
14	TYPE OF REPORTING PERSON

IN

7

CUSIP NO. 377341 10 2

SCHEDULE 13D

1.	NAME OF REPORTING PERSON
S.S. OR I.R.S IDENTIFICATION NO. OF ABOVE PERSON

MP Preferred Partners GP LLC
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
(a) ☐
(b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS

AF, OO
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION

Delaware

	7	SOLE VOTING POWER
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH
-0-
	8	SHARED VOTING POWER

35,568,261
	9	SOLE DISPOSITIVE POWER

-0-
	10	SHARED DISPOSITIVE POWER

35,568,261

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

35,568,261
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

28.6%
14	TYPE OF REPORTING PERSON

HC

8

INTRODUCTION.

This amendment ("Amendment No. 10") amends the Schedule 13D Statement relating to the shares of Common Stock, par value $0.01 per share of Gleacher & Company, Inc., a Delaware corporation (the “Issuer”), dated May 14, 2007 (the "Original Statement", and as amended by Amendment No. 1 thereto, dated July 24, 2007, Amendment No. 2 thereto, dated September 21, 2007, Amendment No. 3 thereto, dated February 26, 2008, Amendment No. 4 thereto, dated February 29, 2008, Amendment No. 5 thereto, dated June 4, 2008, Amendment No. 6 thereto, dated February 17, 2009, Amendment No. 7 thereto, dated June 4, 2009, Amendment No. 8 thereto, dated July 28, 2009 and Amendment No. 9 thereto, dated August 27, 2009 (as amended, the "Amended Statement") filed on behalf of (i) MatlinPatterson FA Acquisition LLC ("Matlin FA"), a Delaware limited liability company, (ii) MatlinPatterson Global Opportunities Partners II L.P. ("Matlin Partners (Delaware)"), a Delaware limited partnership, (iii)MatlinPatterson Global Opportunities Partners (Cayman) II L.P. ("Matlin Partners (Cayman)" and, together with Matlin Partners (Delaware), the "Matlin Partners"), a Cayman Islands limited partnership, (iv) MatlinPatterson Global Advisers LLC ("Matlin Advisers"), a Delaware limited liability company, by virtue of its investment authority over securities held by each of the Matlin Partners, (v)MatlinPatterson Global Partners II LLC ("Matlin Global Partners"), a Delaware limited liability company, as the general partner of each of the Matlin Partners, (vi) MatlinPatterson PE Holdings LLC, formerly known as MatlinPatterson Asset Management LLC ("Matlin Asset Management"), a Delaware limited liability company, as the holder of all of the membership interests in Matlin Global Partners and Matlin Advisers, (vii) MatlinPatterson LLC ("MatlinPatterson"), a Delaware limited liability company, as the holder of all of the membership interests in Matlin Asset Management, (viii) David J. Matlin and Mark R. Patterson each, as a holder of 50% of the membership interests in MatlinPatterson, (ix) Christopher Pechock and Frank Plimpton, each an employee of Matlin Advisers, as the persons named in the Proxies described in the Amended Statement, (x) MPII Special Cayman Ltd. ("MPII Special"), an exempted company incorporated in the Cayman Islands, MP II Preferred Partners L.P. ("MP Preferred Partners"), a Cayman Islands limited partnership and MP Preferred Partners GP LLC ("MP Preferred Partners GP"), a Delaware limited liability company. Matlin FA, Matlin Asset Management, MatlinPatterson, David J. Matlin, Mark R. Patterson, MP Preferred Partners and MP Preferred Partners GP are collectively referred to in this Amendment No. 10 as the "Reporting Persons" and each is a "Reporting Person." Christopher Pechock and Frank Plimpton ceased to hold any voting rights in the shares described in the Amended Statement as of September 21, 2007 (as reflected in Amendment No. 2 and Amendment No. 3), MP II Special ceased to be a member of Matlin FA (as reflected in Amendment No. 6), and each of Matlin Partners, Matlin Global Partners and Matlin Advisers ceased to be a member of Matlin FA as of June 4, 2009 (as reflected in Amendment No. 7) and are no longer Reporting Persons for the purpose hereof.

Capitalized terms used and not defined in this Amendment No. 10 shall have the meanings set forth in the Amended Statement. Except as specifically provided herein, this Amendment No. 10 does not modify any of the information previously reported on the Amended Statement.

9

ITEM 4. PURPOSE OF TRANSACTION

Item 4 is amended and supplemented by adding the following paragraph at the end thereof:

Mark Patterson, one of the Reporting Persons and a director of the Issuer, held discussions with Bruce Rohde, the chair of the Issuer's Committee on Directors and Corporate Governance (the “Committee”), regarding the nominations of individuals that the Committee intended to make for election as directors at the 2013 annual meeting of stockholders. Mr. Patterson told Mr. Rohde that Matlin FA was considering (i) not voting its shares for the re-election of Robert Yingling, Robert Gerard, Henry Bienen and Bruce Rohde and (ii) nominating alternative candidates for election. Mr. Patterson and Christopher Pechock, a partner of one of the Reporting Persons and a director of the Issuer, also discussed these matters with other directors.

The Issuer has informed the Reporting Persons that directors Yingling, Gerard, Rhode and Bienen have given written notice that they will not stand for re-election because they believe they will not be re-elected. Because there is already one existing vacancy on the Board, the Reporting Persons expect that the Issuer will need to recruit five additional directors for the Board. The Reporting Persons intend to cooperate with the Issuer Directors and Corporate Governance Committee (the "Committee") with respect to fulfilling this need. The Reporting Persons have requested that the Committee consider five new, qualified candidates for nomination to the Board at the 2013 annual meeting of stockholders and/or election to the Board prior to that meeting to fill any Board vacancies. The Reporting Persons expect that some or all of the proposed directors will be acceptable to the Committee. If some or all are not acceptable to the Committee, the Reporting Persons may (i) propose substitute candidates or (ii) nominate their proposed director candidates at the annual meeting. To preserve its rights to nominate the proposed director candidates and certain existing directors at the annual meeting pursuant to the Issuer’s bylaws, on February 23, 2013, Matlin FA, on behalf of the Reporting Persons, delivered a written notice (the “Notification Letter”) to the Issuer regarding such nominations.

A copy of the Notification Letter is filed herewith as an exhibit and incorporated herein by reference, and any descriptions herein of the Notification Letter are qualified in their entirety by reference to the Notification Letter.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY THE REPORTING PERSONS FROM THE STOCKHOLDERS OF THE ISSUER FOR USE AT ITS 2013 ANNUAL MEETING IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. IF AND WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF THE ISSUER AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV.

ITEM 7. MATERIAL TO BE FILED AS EXHIBITS

Item 7 is amended and supplemented by adding the following:

20            Joint Filing Agreement dated as of February 25, 2013 among the Reporting Persons.

21            Notification Letter - Letter from Matlin FA to the Issuer dated February 22, 2013.

10

SIGNATURES

After reasonable inquiry and to the best of our knowledge and belief, we certify that the information set forth in this Statement is true, complete and correct.

Dated: February 25, 2013

MATLINPATTERSON FA ACQUISITION LLC

By:	/s/ Robert H. Weiss
Name: Robert H. Weiss
Title: Vice President

MP PREFERRED PARTNERS GP LLC

By:	/s/ Robert H. Weiss
Name: Robert H. Weiss
Title: General Counsel

MATLINPATTERSON LLC

By:	/s/ Mark R. Patterson
Name: Mark R. Patterson
Title: Member

MATLINPATTERSON PE HOLDINGS LLC

By:	/s/ Robert H. Weiss
Name: Robert H. Weiss
Title: General Counsel

MP II PREFERRED PARTNERS L.P.
By:	MP Preferred Partners GP LLC,
its general partner

By:	/s/ Robert H. Weiss
Name: Robert H. Weiss
Title: General Counsel

DAVID J. MATLIN

By:	/s/ David J. Matlin
Name: David J. Matlin

MARK R. PATTERSON

By:	/s/ Mark R. Patterson
Name: Mark R. Patterson

11

EXHIBIT INDEX

20           Joint Filing Agreement dated as of February 25, 2013 among the Reporting Persons.

21           Notification Letter - Letter from Matlin FA to the Issuer dated February 22, 2013.